UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

AMENDMENT NO. 3 TO FORM 8-K

ON

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 17, 2006

Odyne Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130768	13-4050047
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or Organization)	File Number)	Identification No.)

89 Cabot Court, Suite L, Hauppauge, NY 11788
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 750-1010

Technology Integration Group, Inc., 85 Livingston Avenue, Suite 3, Roseland, NJ 07068
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Greenberg Traurig, LLP

MetLife Building

200 Park Avenue
New York, New York  10166
Phone: (212) 801-9200
Fax: (212) 801-6400

Attn: Spencer G. Feldman, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

Odyne Corporation, a Delaware corporation, hereby amends the disclosure contained under Item 4.01 in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 23, 2006, as amended by its Current Reports on Form 8-K filed with the Commission on October 24, 2006 and October 31, 2006 as follows:

Our dismissal of Most & Company, L.L.P. as our independent registered accounting firm, and our retention of Marcum & Kliegman, LLP as our new independent registered accounting firm, shall be effective at the close of business on November 20, 2006 or on such other date on which our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 shall be filed with the Commission.  The effective date of our dismissals of Most & Company, L.L.P. and our retention of Marcum & Kliegman, LLP was previously reported to be October 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date:  November 20, 2006

By: /s/ Joshua A. Hauser

Joshua A. Hauser

President